Exhibit 4.1

SPECIMEN N U r.1 BEB 12 3 45 67   COMMON STOCK        THIS CERTIFIES THAT       CLICKSTREAM CORPORATION     INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA       SHARES ***99 999***   COMMON STOCK CUSIP 18683A103    SEE REVERSE FOR CERTAIN DEFINITIONS            A    ***Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND*"  Reg descript if applicable  Is the Owner of*** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***    FULLY PAID AND NON—ASSESSABLE SHARES OF COMMON STOCK OF CLICKSTREAM CORPORATION transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed  'This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. this facsimile seat of said Corporation and the facsimile signatures of its duty authorized officers. is  Dated: December 9, 2015 COUNTERSIGNED AND REGISTERED  EMPIRE STOCK TRANSFER 3NC. Transfer Agent anti Registrar Sy   ALTSPECIMEN   ,,, The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:    TEN COM — as tenants in common  TEN ENT — as tenants by the entireties  JT TEN — as joint tenants with right of survivorship and not as tenants in common    UNIF GIFT MIN ACT —  Custodian ____ (Cuss) (Minor) under Uniform Gifts to Minors Act   (State)      Additional abbreviations may also be used though not in the above list.   n...fic, (title ,_/.1 ()Cr( elm1 , PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER          (PLEASE PRINT Oil TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)      NOTICE   THE SIGNATURE(SI TO THIS ASSIGNMENT MUST CORRESPOND  WITH THE NAME(S)  AS WRITTEN  UPON  THE  FACE  OF  THIS  CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR  ENLARGEMENT OR ANY CHANGE WHATSOEVER    SIGNATURE(S) GUARANTEED             NOTICE   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE  GUARANTOR INSTITUTION, (BANKS.  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP  IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM  PURSUANT TO S.E.C. RULE.